UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2010

WORLDWIDE STRATEGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-129398 (Commission File Number)	41-0946897 (IRS Employer Identification No.)

3801 East Florida Avenue, Suite 400, Denver, Colorado 80210
(Address of principal executive offices) (Zip Code)

(303) 991-5887
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 12, 2010, Worldwide Strategies Incorporated held its annual meeting of stockholders to (i) elect directors and (ii) ratify the appointment of its independent registered public accounting firm.  A majority of the stockholders entitled to vote at the annual meeting were present at the annual meeting in person or by proxy.  The following table shows the number of votes cast for, against, abstentions, and the number of broker non-votes on each matter:

	For	Withheld
Election of Directors:
James P.R. Samuels	12,145,932	-
W. Earl Somerville	12,145,932	-
Frank J. Deleo	12,145,932	-
Robert T. Kane	12,145,932	-
Edward J. Weisberg	12,145,932	-
Gregory Kinney	12,145,932	-

	For	Against	Abstain	Broker Non-Votes
Ratification of Public Accountants	12,145,932	-	-	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE STRATEGIES INCORPORATED
October 15, 2010	By: /s/ James P.R. Samuels James P.R. Samuels Chief Executive Officer